UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 17, 2013

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 17, 2013, the board of directors (the “Board”) of Pacific Biosciences of California, Inc. (the “Company”) appointed Dr. John F. Milligan, age 52, as a Class I director to serve on the Board effective immediately. Dr. Milligan was also appointed to serve on the Audit Committee and Compensation Committee of the Board.

Dr. Milligan is currently the President and Chief Operating Officer of Gilead Sciences, Inc., a publicly-traded biopharmaceutical company, where he has been since 1990. He is also currently serving on the board of Biotechnology Industry Organization, the largest biotechnology industry organization, and is a trustee of Ohio Wesleyan University. Dr. Milligan holds a B.A. in Chemistry from Ohio Wesleyan University and a Ph.D. in Biochemistry from the University of Illinois. He was also an American Cancer Society postdoctoral fellow at the University of California at San Francisco.

As previously disclosed in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders, as a non-employee director, Dr. Milligan will receive an annual retainer of $35,000, as well as an additional annual retainer of $10,000 for his service on the Audit Committee and an additional annual retainer of $7,000 for his service on the Compensation Committee. Pursuant to the Company’s outside director equity compensation policy, Dr. Milligan was automatically granted a stock option to purchase 35,000 shares of the Company’s common stock on the date of his appointment to the Board.

ITEM 7.01.	REGULATION FD DISCLOSURE

On July 18, 2013, the Company issued a press release announcing the appointment of Dr. Milligan to the Board. A copy of the press release is included as Exhibit 99.1. This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated July 18, 2013 titled “Pacific Biosciences Appoints John F. Milligan to Board of Directors” (furnished and not filed herewith solely pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/S/ Brian B. Dow
Brian B. Dow Vice President and Principal Accounting Officer

Date: July 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 18, 2013 titled “Pacific Biosciences Appoints John F. Milligan to Board of Directors” (furnished and not filed herewith solely pursuant to Item 7.01).